    As filed with the Securities and Exchange Commission on January 31, 2002
                                                 Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               CRITICAL PATH, INC.
                               -------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          CALIFORNIA                           532 FOLSOM STREET                   91-17883000
    (STATE OF INCORPORATION             SAN FRANCISCO, CALIFORNIA 94105         (I.R.S. EMPLOYER)
      IDENTIFICATION NO.)          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                ----------------

                      AMENDED AND RESTATED 1998 STOCK PLAN,
                             1999 STOCK OPTION PLAN,
                        1999 EMPLOYEE STOCK PURCHASE PLAN
                            (FULL TITLE OF THE PLANS)

                                ----------------

                           WILLIAM E. MCGLASHAN, JR.
             VICE CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
                               CRITICAL PATH, INC.
                                532 FOLSOM STREET
                         SAN FRANCISCO, CALIFORNIA 94105
                                 (415) 808-8800
(NAME, ADDRESS, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                ----------------

                                    Copy to:
                           MICHAEL J. ZUKERMAN, ESQ.
                             SENIOR VICE PRESIDENT,
                         GENERAL COUNSEL AND SECRETARY
                              CRITICAL PATH, INC.
                               532 FOLSOM STREET
                            SAN FRANCISCO, CA 94110
                                 (415) 808-8800

                                ----------------


                                    Copy to:
                              JORGE DEL CALVO, ESQ.
                             PILLSBURY WINTHROP LLP
                               2550 HANOVER STREET
                               PALO ALTO, CA 94304
                                 (650) 233-4500

                                ----------------

                         CALCULATION OF REGISTRATION FEE

========================================================================================================
                                                         PROPOSED
                                                         MAXIMUM         PROPOSED
                                    MAXIMUM AMOUNT       OFFERING         MAXIMUM
       TITLE OF SECURITIES         TO BE REGISTERED       PRICE          AGGREGATE        AMOUNT OF
        TO BE REGISTERED                  (1)           PER SHARE     OFFERING PRICE   REGISTRATION FEE
--------------------------------------------------------------------------------------------------------
Common Stock, par value $0.001
  to be issued upon exercise of
  options granted and
  outstanding and options
  authorized and unissued under
  the Amended and Restated
  1998 Stock Plan..............    10,000,000 shares    $ 3.00(2)     $30,000,000      $2,760
--------------------------------------------------------------------------------------------------------
Common Stock, par value $0.001
  to be issued upon exercise of
  options granted and
  outstanding and options
  authorized and unissued under
  the 1999 Stock Option Plan...    11,250,000 shares    $ 3.00(2)     $33,750,000      $3,105
--------------------------------------------------------------------------------------------------------
Common Stock, par value $0.001
  to be issued upon exercise of
  options granted and outstanding
  and options authorized and
  unissued
  under the 1999 Employee Stock
  Purchase Plan................       763,175 shares    $ 3.00(2)     $ 2,289,525      $  211
--------------------------------------------------------------------------------------------------------
Total                              22,013,175 shares    $             $66,039,525      $6,076
========================================================================================================

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the Plans being registered pursuant to this Registration Statement by reason of any stock dividend, stock split, recapitalization or any other similar transaction effected without the receipt of consideration which results in an increase in the number of the Registrant's outstanding shares of Common Stock.

(2) Computed in accordance with Rules 457(h) and 457(c) under the Securities Act of 1933. Such computation is based on an exercise price of $3.00 per share covering 22,013,175 authorized but unissued shares under the Amended and Restated 1998 Stock Plan, 1999 Stock Option Plan and the 1999 Employee Stock Purchase Plan. The estimated exercise price of $3.00 per share was computed in accordance with Rule 457(c) by averaging the high and low sale prices of a share of Critical Path, Inc. Common Stock as reported on the Nasdaq National Market on January 24, 2002.

================================================================================

                               CRITICAL PATH, INC.

                       REGISTRATION STATEMENT ON FORM S-8

Explanatory Note: This registration statement relates to the reservation of 10,000,000 shares of the Company's Common Stock under Critical Path's Amended and Restated 1998 Stock Option Plan that became automatically available for grant as of January 1, 2002 pursuant to the Amended and Restated 1998 Stock Option Plan, 763,175 shares of the Company's Common Stock under Critical Path's 1999 Employee Stock Purchase Plan that became automatically available for grant as of January 1, 2002 pursuant to the 1999 Employee Stock Purchase Plan and 11,250,000 shares of the Company's Common Stock under Critical Path's 1999 Stock Option Plan that became available for grant pursuant to the resolution of the Board of Directors.

                                     PART II

Item 3. Incorporation of Documents by Reference.

        The following documents previously filed by Critical Path, Inc. (the "Registrant") with the Securities and Exchange Commission (the "SEC") are hereby incorporated by reference in this Registration Statement:

        (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, filed with the Securities and Exchange Commission on April 5, 2001;

        (b) The Registrant's Amendment to its Annual Report on Form 10-K/A for the fiscal year ended December 31, 2000, filed with the Securities and Exchange Commission on April 30, 2001;

        (c) The Registrant's Amendment to its Quarterly Report on Form 10-Q/A for the quarter ended September 30, 2000, filed with the Securities and Exchange Commission on April 5, 2001;

        (d) The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001, filed with the Securities and Exchange Commission on May 15, 2001;

        (e) The Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001, filed with the Securities and Exchange Commission on August 14, 2001;

        (f) The Registrant's Amendment to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2001, filed with the Securities and Exchange Commission on November 14, 2001;

        (g) The Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 6, 2001;

        (h) The Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 14, 2001;

        (i) The Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 16, 2001;

        (j) The Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on April 2, 2001;

        (k) The Registrant's Current Report on Form 8-K dated April 10, 2001, filed with the Securities and Exchange Commission on April 26, 2001;

        (l) The Registrant's Current Report on Form 8-K dated June 18, 2001, filed with the Securities and Exchange Commission on June 20, 2001;

        (m) The Registrant's Current Report on Form 8-K dated August 2, 2001, filed with the Securities and Exchange Commission on August 9, 2001;

        (n) The Registrant's Current Report on Form 8-K dated August 21, 2001, filed with the Securities and Exchange Commission on August 27, 2001;

        (o) The Registrant's Current Report on Form 8-K dated October 9, 2001, filed with the Securities and Exchange Commission on October 15, 2001;

        (p) The Registrant's Current Report on Form 8-K dated October 23, 2001, filed with the Securities and Exchange Commission on November 7, 2001;

        (q) The Registrant's Current Report on Form 8-K dated November 8, 2001, filed with the Securities and Exchange Commission on November 13, 2001;

        (r) The Registrant's Current Report on Form 8-K dated December 11, 2001, filed with the Securities and Exchange Commission on December 17, 2001;

        (s) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A, dated February 1, 1999; and

        (t) The description of the Series C Participating Preferred Stock Purchase Rights contained in the Registrant's Registration Statement on Form 8-A dated May 7, 2001:

        All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended, on or after the date of this Registration Statement prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of the filing of such documents.

        Any statement contained in this Registration Statement or in a document incorporated by reference in this Registration Statement shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained in this Registration Statement or in any subsequently filed document that is deemed to be incorporated by reference in this Registration Statement modifies or supersedes such statement.

Item 4. Description of Securities.

        Not applicable.

Item 5. Interests of Named Experts and Counsel.

        Not applicable.

Item 6. Indemnification of Directors and Officers.

        The Registrant's Amended and Restated Articles of Incorporation limit the liability of the Registrant's directors for monetary damages to the maximum extent permitted by California law. Such limitation of liability has no effect on the availability of equitable remedies, such as injunctive relief or rescission.

        The Registrant's Amended and Restated Bylaws provide that the Registrant will indemnify its directors and officers and may indemnify its employees and agents (other than officers and directors) against certain liabilities to the maximum extent permitted by California law. The Registrant has entered into indemnification agreements with each of its current directors and officers and certain of its key employees that provide for indemnification of, and advancement of expenses to, such persons to the maximum extent permitted by California law, including by reason of action or inaction occurring in the past and circumstances in which indemnification and advancement of expenses are discretionary under California law.

Item 7. Exemption from Registration Claimed.

        Not applicable.

Item 8. Exhibits.

Exhibit
Number       Description
-------      -------------------------------------------------------------------
    4.1      Amended and Restated 1998 Stock Plan (Incorporated by reference to
             Exhibit 4.1 to the Registration Statement on Form S-8 (No.
             333-63080) filed June 15, 2001)

    4.2 1999 Stock Option Plan (Incorporated by reference to Exhibit 10.5 to the Registrant's Posteffective Amendment to its Registration
             Statement on Form S-8 (No. 333-87553), filed April 27, 2000)

    4.3      1999 Employee Stock Purchase Plan (Incorporated by reference to
             Exhibit 4.3 to the Registration Statement on Form S-8 (No.
             333-63080) filed June 15, 2001)

    5.1      Opinion of Pillsbury Winthrop LLP

   23.1      Consent of PricewaterhouseCoopers LLP, Independent Accountants

   23.2      Consent of Pillsbury Winthrop LLP (contained in Exhibit 5.1)

   24.1      Power of Attorney (see signature page)

Item 9. Undertakings.

        1. The Registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

               (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        2. The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        3. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in a successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered hereunder, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California, on January 30, 2002.

                                    CRITICAL PATH, INC.


                                    By:         /s/ Laureen DeBuono
                                       -----------------------------------------
                                                  Laureen DeBuono
                                           Executive Vice President and
                                              Chief Financial Officer
                                    (Principal Financial and Accounting Officer)


                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints William E. McGlashan, Jr. and Laureen DeBuono, or either of them, his or her attorney-in-fact, with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in- fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

              SIGNATURE                                TITLE                        DATE
              ---------                                -----                        ----
        /s/  DAVID C. HAYDEN                Director Executive Chairman       January 30, 2002
-----------------------------------                of the Board
           David C. Hayden

   /s/  WILLIAM E. MCGLASHAN, JR.            Chief Executive Officer,         January 30, 2002
-----------------------------------         Vice Chairman of the Board
      William E. McGlashan, Jr.                    and Director
                                           (Principal Executive Officer)

        /s/  LAUREEN DEBUONO               Executive Vice President and       January 30, 2002
-----------------------------------           Chief Financial Officer
           Laureen DeBuono              (Principal Financial and Accounting
                                                     Officer)

                 *                                   Director                 January __, 2002
-----------------------------------
           William E. Ford

                 *                                   Director                 January __, 2002
-----------------------------------
          Raul J. Fernandez

         /s/  JEFFREY WEBER                          Director                 January 30, 2002
-----------------------------------
            Jeffrey Weber

                                INDEX TO EXHIBITS


Exhibit
Number       Description
-------      -------------------------------------------------------------------
    4.1      Amended and Restated 1998 Stock Plan (Incorporated by reference to
             Exhibit 4.1 to the Registration Statement on Form S-8 (No.
             333-63080) filed June 15, 2001)

    4.2 1999 Stock Option Plan (Incorporated by reference to Exhibit 10.5 to the Registrant's Post-effective Amendment to its Registration
             Statement on Form S-8 (No. 333-87553), filed April 27, 2000)

    4.3      1999 Employee Stock Purchase Plan (Incorporated by reference to
             Exhibit 4.3 to the Registration Statement on Form S-8 (No.
             333-63080) filed June 15, 2001)

    5.1      Opinion of Pillsbury Winthrop LLP

   23.1      Consent of PricewaterhouseCoopers LLP, Independent Accountants

   23.2      Consent of Pillsbury Winthrop LLP (contained in Exhibit 5.1)

   24.1      Power of Attorney (see signature page)